                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the inSilicon Corporation Xentec Employee Retention Plan of our report dated, October 16, 2001, with respect to the consolidated financial statements and schedule of inSilicon Corporation included in its Annual Report (Form 10-K) for the year ended September 30, 2001, filed with the Securities and Exchange Commission.


                                           /s/ ERNST & YOUNG LLP


San Jose, California
January 24, 2002